EXHIBIT 99.2

News Release

SolarWindow Announces Revenue and Industry Partnership Initiatives

Columbia, MD – August 21, 2015 –SolarWindow Technologies, Inc. (OTCQB: WNDW) has revealed for the first time its revenue, industry partnership, and build-out strategy for bringing the company’s proprietary electricity-generating windows to market during its August 20, 2015 webcast.

(Click here to view complete webcast.)

“I’ve never seen a technology with the kind of potential that I see with SolarWindow™ where you have the very real prospect of turning entire skyscrapers into electricity power generators,” said Curtis Watkins, Project Manager, Emerging Technologies, Duke Energy, and a SolarWindow Advisor.

“Utilities need to address renewables in a couple of different ways. Our customers say renewables are important to them and we have to find solutions for them so we’ve developed a Distributed Generation Group and SolarWindow presents a fantastic opportunity for that,” said Watkins.

See-Through SolarWindow™ Generates Electricity, as Featured in Video

A video demonstration of SolarWindow™ generating electricity from both direct sunlight and in low-light indoor conditions is available here.

“We are fundamentally stronger today than ever before,” said John A. Conklin, President and CEO of SolarWindow Technologies, Inc. “Our technology works. We are on track to bring the world’s first-of-its-kind electricity-generating window to market.”

The highlight of the webcast explains the build-out of commercial SolarWindow™ products. Industry experts and management also answered important questions, including:

•	How SolarWindow is preparing for commercial production in order to generate revenue
•	How the company is formalizing relationships with the glass, energy and building industries, in order to give SolarWindow instant commercial reach

“The tinkering is over. All of us are witnessing one of the biggest breakthroughs in clean energy and we are focused on commercialization over the next 28 months – a very short home stretch, and the steps I have outlined in the webcast will get us there,” said Conklin.

Renewable energy tax expert, Ken Schuckers, explained that, “SolarWindow has calculated the fastest financial return I’ve ever seen, under one year.” Schuckers’ credentials include Deloitte & Touche, LLP, and Partner at Grant Thornton, LLP.

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Schuckers further detailed how the one-year payback is modeled and validated, and stated that, “Most solar companies are looking at a four to five year payback. In best-cases, we’re lucky to see less than four years.”

SolarWindow™ modules can produce more than 50 times more power than rooftop solar when modeled for an installation on a single 50-story building; and achieves more than 12 times the environmental benefits, according to company engineers.

“One of the most impressive features about SolarWindow™ is how it’s being developed for direct integration with existing fabrication and glass manufacturing processes using high speed and large-area coating methods,” said Patrick Sargent, SolarWindow Advisor and former Photovoltaics Cover Technology Leader at one of the world’s largest glass producers, where he manufactured glass for solar energy applications.

“We don’t need to disrupt the primary manufacturers’ $30-$80 million dollar float or fabrication lines to incorporate SolarWindow processes. Our coatings can be applied at the glass plant after the glass is manufactured, cut, and edged, if required. Nobody – ever – has achieved this type of technology or product before.”

The SolarWindow™: Power Reinvented webcast was hosted by John A. Conklin, President and CEO of SolarWindowand featured scientists, company and industry-leading guest speakers discussing the company’s technology, product timeline, recent technological developments, and innovations.

The cost of electricity is increasing and Government initiatives are in full swing, like the Clean Power Plan, which mandates that electricity needs to be generated in more efficient and less expensive ways. The Administration’s plan calls for power plants to reduce their emissions by one-third. An estimated 35 percent of this electricity is consumed by commercial buildings, the target market for SolarWindow.

About SolarWindow Technologies, Inc.

SolarWindow Technologies, Inc. is a developer of next generation, transparent electricity-generating SolarWindow™ coatings.

SolarWindow™ coatings generate electricity on see-through glass and flexible plastics with colored tints popular to skyscraper glass. Unlike conventional systems, SolarWindow™ can be applied to all four sides of tall towers, generating electricity using natural and artificial light conditions and even shaded areas. SolarWindow™ uses organic materials, which are dissolved into liquid, ideal for low-cost high-output manufacturing; and is the subject of a patent pending technology.

The company’s Proprietary Power Production & Financial Model (Power & Financial Model) uses photovoltaic (PV) modeling calculations that are consistent with renewable energy practitioner standards for assessing, evaluating and estimating renewable energy for a PV project. The Power & Financial Model estimator takes into consideration building geographic location, solar radiation for flat-plate collectors (SolarWindow™ irradiance is derated to account for 360 degree building orientation and vertical installation), climate zone energy use and generalized skyscraper building characteristics when estimating PV power and energy production, and carbon dioxide equivalents. Actual power, energy production and carbon dioxide equivalents modeled may vary based upon building-to-building situational characteristics and varying installation methodologies.

For additional information, please call Ms. Briana L. Erickson toll free at 1-800-213-0689 or visit: www.solarwindow.com.

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Media Contact:

TrendLogic

Dwain Schenck

800-992-6299

dwain@trendlogicpr.com

For answers to frequently asked questions, please visit our FAQs page: http://solarwindow.com/investors/faqs/

Social Media Disclaimer

Investors and others should note that we announce material financial information to our investors using SEC filings and press releases. We use our website and social media to communicate with our subscribers, shareholders and the public about the company, SolarWindowTM technology development, and other corporate matters that are in the public domain. At this time, the company will not post information on social media could be deemed to be material information unless that information was distributed to public distribution channels first. We encourage investors, the media, and others interested in the company to review the information we post on the company’s website and the social media channels listed below:

· Facebook

· Twitter

* This list may be updated from time to time.

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Legal Notice Regarding Forward-Looking Statements

No statement herein should be considered an offer or a solicitation of an offer for the purchase or sale of any securities. This release contains forward-looking statements that are based upon current expectations or beliefs, as well as a number of assumptions about future events. Although SolarWindow Technologies, Inc. (the “company” or “SolarWindow Technologies”) believes that the expectations reflected in the forward-looking statements and the assumptions upon which they are based are reasonable, it can give no assurance that such expectations and assumptions will prove to have been correct. Forward-looking statements, which involve assumptions and describe our future plans, strategies, and expectations, are generally identifiable by use of the words “may,” “will,” “should,” “could,” “expect,” “anticipate,” “estimate,” “believe,” “intend,” or “project” or the negative of these words or other variations on these words or comparable terminology. The reader is cautioned not to put undue reliance on these forward-looking statements, as these statements are subject to numerous factors and uncertainties, including but not limited to adverse economic conditions, intense competition, lack of meaningful research results, entry of new competitors and products, adverse federal, state and local government regulation, inadequate capital, unexpected costs and operating deficits, increases in general and administrative costs, termination of contracts or agreements, technological obsolescence of the company's products, technical problems with the company's research and products, price increases for supplies and components, litigation and administrative proceedings involving the company, the possible acquisition of new businesses or technologies that result in operating losses or that do not perform as anticipated, unanticipated losses, the possible fluctuation and volatility of the company's operating results, financial condition and stock price, losses incurred in litigating and settling cases, dilution in the company's ownership of its business, adverse publicity and news coverage, inability to carry out research, development and commercialization plans, loss or retirement of key executives and research scientists, changes in interest rates, inflationary factors, and other specific risks. There can be no assurance that further research and development will validate and support the results of our preliminary research and studies. Further, there can be no assurance that the necessary regulatory approvals will be obtained or that SolarWindow Technologies, Inc. will be able to develop commercially viable products on the basis of its technologies. In addition, other factors that could cause actual results to differ materially are discussed in the company's most recent Form 10-Q and Form 10-K filings with the Securities and Exchange Commission. These reports and filings may be inspected and copied at the Public Reference Room maintained by the U.S. Securities & Exchange Commission at 100 F Street, N.E., Washington, D.C. 20549. You can obtain information about operation of the Public Reference Room by calling the U.S. Securities & Exchange Commission at 1-800-SEC-0330. The U.S. Securities & Exchange Commission also maintains an Internet site that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the U.S. Securities & Exchange Commission at http://www.sec.gov. The company undertakes no obligation to publicly release the results of any revisions to these forward looking statements that may be made to reflect the events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

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